UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS

12TH FLOOR

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Ian Fitzgerald 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Report to Stockholders.

(a)       Report to Stockholders is attached herewith.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Semi-Annual Report

June 30, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Proxy & Portfolio Information	33
Dividend Reinvestment Plan	34
Corporate Information	35
Privacy Notice	36
Directors and Officers	37

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of June 30, 2021 (Unaudited)

Dear Shareholders,

We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund") and recognize the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Market Update

U.S. Economy:

In the first half of 2021, global risk assets experienced a broad-based rally as continued fiscal support, higher vaccination rates, strong company earnings and declining COVID-19 cases supported the economic recovery. Key economic indicators suggested strong growth with GDP growth expectations reaching 9.1% for the second quarter1 following a strong first quarter print of 6.4%,2 and unemployment dropping to a pandemic low in May 2021 of 5.8%.3 Amid the heightened optimism, consumer spending picked up, economic activity strengthened to 99% of normal4 and the S&P 500 returned 15.25% for the first six months of the year.5 Despite this significant growth in economic activity, the proliferation of the new Delta strain of the COVID-19 virus and recent elevated inflationary measures, such as May's 5% year-over-year increase in the Consumer Price Index ("CPI"),6 remain potential risks to the current economic recovery.

Leveraged Loan, High Yield Bond and CLO Markets:

Against a supportive fiscal and economic backdrop, the U.S. leveraged loan and high yield markets continued to rally. As measured by the ICE BofA High Yield Master II Index ("H0A0") and the Credit Suisse Leveraged Loan Index ("CSLLI"), high yield bonds and leveraged loans rose 3.70% and 3.48%, respectively, during the first six months of the year. Default rates declined significantly with the trailing twelve-month default rate for high yield bonds and leveraged loans ending the first half at 1.63% and 1.11%, respectively, down from 6.17% and 3.95% at year-end 2020.7

CLOs also benefited from improved investor sentiment, declining default rates and the uptick in economic activity. Global CLO new issue volume totaled $274 billion across 610 deals during the first six months of 2021, surpassing total new issuance of $152 billion across 405 deals in all of 2020.8 By early July, the CLO market reached $1 trillion in outstandings for the first time.9 Against this backdrop, CLO prices continued to rally with BB CLOs rising 7.55% through June 30, 2021.8

Portfolio Performance and Positioning

Performance:

Over the six months ended June 30, 2021, ARDC has generated net investment returns of 6.87% and market price-based returns of 17.57%.10 While there is no single established benchmark that reasonably compares to ARDC as a whole, ARDC's high yield and loan segments of the portfolio have outperformed their benchmarks by 55 bps and 40 bps, respectively, on a gross basis, during the first half of the year.11 The CLO segment outperformed the most comparable measure of BB CLO performance by 133 bps, also based on gross returns, during this period.12

Portfolio Positioning:

Throughout the first half of 2021, we positioned ARDC to benefit from the reopening trade while maintaining strong diversification. We leveraged the strengths of our external manager, including our tenured portfolio management team and the macro analytics provided by our quantitative risk team to remain tactical in our rotation amongst asset classes, sectors and specific credits.

With respect to our asset allocation across high yield bonds and leveraged loans, we decreased our exposure to bonds by 240 bps and increased our exposure to loans by 360 bps over the first six months of the year, as the floating rate coupon offers resets in a rising rate environment. However, with over 20% of the loan universe trading above par at the end of June 2021,13 we have become even more highly selective as repricing risk remains high, and we currently equally favor loans and high yield bonds.14 In addition, given the strong pricing environment, we took the opportunity to rotate out of certain single-B and CCC-rated investments in favor of BB-rated assets, increasing our exposure to higher rated BB-rated securities by 480 bps during the first six months of the year.15

As we remain in a reflationary, mid-cycle phase, we believe high yield bond and leveraged loan valuations still have room to narrow and expect spreads to tighten further into year-end supported by strong economic growth and declining default rates. As a result, we continue to maintain a slight overweight market risk posture while positioning our portfolio.

Our experience in CLOs continues to be another area of significant opportunity for delivering differentiated performance, in our view. Coming out of the height of the pandemic, CLO structures again demonstrated resiliency and experienced fewer loan defaults and realized losses than the broader loan market.16 This resiliency is due in large part to the non-mark-to-market nature of their capital structures, active credit management and structures that are designed to weather cycles.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of June 30, 2021 (Unaudited)

As a result, we increased our allocation to CLOs by 80 bps relative to the end of 2020, primarily rotating into CLO equity, which has allowed ARDC to capture attractive relative value. Looking ahead, we continue to favor transactions with high quality underlying portfolios and ample time remaining in their reinvestment periods. Despite the current market strength, we remain cautious about credit and conservative in our underwriting of potential investments.

As a testament to our underwriting, we have had no defaults across our loan, high yield and CLO securities during 2020 and the first six months of 2021.

Outlook:

As the second half of 2021 begins, we remain constructive on leveraged loans, high yield bonds and CLOs as these asset classes should continue to benefit from the global economic recovery, improving credit fundamentals, lower default rates and accommodative central banks. Given today's economic and capital markets conditions, we believe diversification and active allocation are essential to capturing the best relative value opportunities.17 We remain focused on performing solid fundamental credit analysis and in-depth due diligence as we seek attractive risk adjusted returns for our investors. We believe our broad platform, deep experience and tested investment process will allow us to successfully navigate these changing market environments. As a result, it is our view that ARDC is well positioned to deliver an attractive yield-based return for our investors into the second half of 2021.

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC. We thank you again for your continued support in ARDC.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of (i) senior secured loans made primarily to companies whose debt is rated below investment grade; (ii) corporate bonds that are primarily high yield issues rated below investment grade; (iii) other fixed-income instruments of a similar nature that may be represented by derivatives; and (iv) securities of collateralized loan obligations (CLOs).

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since the inception of the program through June 30, 2021, we have repurchased 566,217 shares at an average price of $13.17, representing an average discount of -15.3%.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed. This communication is distributed for informational purposes only and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of June 30, 2021 (Unaudited)

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) loan facilities must be rated "5B" or lower; 2) only fully-funded term loan facilities are included; 3) the tenor must be at least one year; and 4) issuers must be domiciled in developed countries.

The outbreak of a novel and highly contagious form of coronavirus ("COVID-19"), which the World Health Organization has declared to constitute a pandemic, has resulted in numerous deaths, adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on energy, transportation, hospitality, tourism, entertainment and other industries. The impact of COVID-19 has led to significant volatility and declines in the global financial markets and oil prices and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. Any public health emergency, including any outbreak of COVID-19 or other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on the funds, the value of their investments and their portfolio companies. The information herein is as of the dates referenced and not all of the effects, directly or indirectly, resulting from COVID-19 and/or the current market environment may be reflected herein. The full impact of COVID-19 and its ultimate potential effects on portfolio company performance and valuations is particularly uncertain and difficult to predict.

1 WSJ Economic Forecasting Survey, July 2021.

2 U.S. Bureau of Economic Analysis, June 24, 2021.

3 HIS Economics, July 15, 2021.

4 JefData U.S. Economic Activity Index, July 11, 2021.

5 Ycharts, June 30, 2021.

6 Source: Bureau of Labor Statistics as of May 31, 2021.

7 J.P. Morgan Default Monitor, July 1, 2021.

8 J.P. Morgan CLO Issuance Package and CLOIE Monitor as of the respective dates.

9 J.P. Morgan, "Crossing the $1 Trillion Rubicon: CLO Market Growth", July 8, 2021.

10 Past performance is not indicative of future results. Index provided for comparison purposes only.

11 Reflects the gross unlevered returns of ARDC's respective loan and high yield portfolios in comparison with the Credit Suisse Leveraged Loan Index and ICE BofA High Yield Master II Index.

12 Reflects the gross unlevered returns of ARDC's CLO portfolio in comparison BB CLOs as measured by the J.P. Morgan CLOIE Monitor.

13 As measured by the Credit Suisse Leveraged Loan Index as of June 30, 2021.

14 As of July 7, 2021.

15 Based on S&P and/or Moody's rating. Credit quality is an assessment of the credit worthiness of an issuer of a security. AAA is the highest rating, meaning the obligor's capacity to meet its financial commitments is strong. As ratings decrease, the obligor is considered more speculative by market participants. Credit ratings apply only to the bonds and preferred securities in the portfolio and not to the shares of the fund which are not rated and will fluctuate in value.

16 Source: Ares Insight database, S&P LCD and Ares market observations as of June 30, 2021.

17 Diversification does not assure profit or protect against market loss.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

June 30, 2021 (Unaudited)

Portfolio Characteristics as of 6.30.21

Weighted Average Floating Coupon[1]	6.05%
Weighted Average Bond Coupon[2]	7.37%
Current Distribution Rate[3]	7.24%
Monthly Dividend Per Share[4]	$0.0975

1 The weighted-average gross interest rate on the pool of loans as of June 30, 2021.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Dividend per share annualized and divided by the June 30, 2021 market price per share. The distribution rate alone is not indicative of Fund performance.

4 Represents the Fund's June 2021 dividend of $0.0975 per share, which was comprised of net investment income. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Documents" section of the Fund's website. Please note that distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings5 as of 6.30.21

Tegna	1.40%
EQT Corp	1.31%
PowerTeam Services	1.25%
Enviva Partners LP	1.21%
Ford Motor Company	1.18%
Culligan	1.16%
Williams Cos Inc/The	1.14%
NRG Energy Inc	1.12%
Tekni-Plex	1.12%
EQT Midstream Partners LP	1.11%

5 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 6.30.21

	Market	NAV
1 Month	2.96%	0.65%
Year to Date	17.57%	6.87%
3 Years (annualized)	9.28%	5.83%
5 Years (annualized)	12.32%	8.58%
Since Inception[6]	6.03%	6.02%

6 Since Inception of fund (11/27/2012) and annualized. Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 6.30.21

This data is subject to change on a daily basis. As of 6.30.21, the Fund held a negative traded cash balance of -2.82%.

Fixed vs. Floating Rate as of 6.30.21

Excludes Equity and CLO Equity

Industry Allocation7 as of 6.30.21

7 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis. As of 6.30.21, the Fund held a negative traded cash balance of -2.82%.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans 33.5%(b)(c)(d)

	Principal Amount(a)	Value(a)
Banks 0.1%
Invictus U.S., LLC, 2nd Lien Term Loan, 1M LIBOR + 6.75%, 6.85%, 03/30/2026	$393	$393
Capital Goods 4.4%
CP Atlas Buyer, Inc., 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.25%, 11/23/2027	1,991	1,985
MI Windows and Doors, LLC, 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 12/18/2027	2,207	2,208
Peraton Corp., 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 02/01/2028	3,370	3,377
SRS Distribution, Inc., 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.25%, 06/02/2028	1,353	1,351
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 5.50%, 6.50%, 09/27/2024	2,796	2,805
Tutor Perini Corp., 1st Lien Term Loan, 12M LIBOR + 4.75%, 5.75%, 08/18/2027	4,021	4,061
USIC Holdings, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 7.25%, 05/14/2029(e)	1,050	1,066
		16,853
Commercial & Professional Services 0.9%
Deerfield Dakota Holding, LLC, 2nd Lien Term Loan, 1M LIBOR + 6.75%, 7.50%, 04/07/2028(e)	3,250	3,323
Consumer Durables & Apparel 3.2%
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 06/16/2028(f)	4,043	4,054
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 12/13/2023	225	225
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 1M LIBOR + 4.25%, 5.25%, 12/13/2023	1,970	1,970
DEI Sales, Inc., 1st Lien Term Loan, 1M LIBOR + 5.50%, 6.25%, 04/28/2028(e)	2,500	2,469
MSG National Properties, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 7.00%, 11/12/2025(e)	3,244	3,341
		12,059

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Consumer Services 3.1%
Alterra Mountain Co., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 08/01/2026	$2,079	$2,082
Equinox Holdings, Inc., 1st Lien Term Loan, 03/08/2024(f)	1,750	1,674
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 10.00%, 03/08/2024(e)	2,481	2,456
Gems Menasas Cayman, Ltd., 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 6.00%, 07/31/2026	2,833	2,842
Raptor Acquisition Corp., 1st Lien Term Loan, (Canada), 11/01/2026(f)	2,666	2,670
		11,724
Diversified Financials 2.3%
Chrome Bidco, 1st Lien Term Loan, (France), 05/12/2028(f)	€2,854	3,379
Delta TopCo, Inc., 2nd Lien Term Loan, 6M LIBOR + 7.25%, 8.00%, 12/01/2028(f)	3,825	3,868
LBM Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 12/17/2027	1,370	1,360
LBM Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 12/17/2027(g)	305	201
		8,808
Food, Beverage & Tobacco 1.9%
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 10/27/2027(f)	2,806	2,813
Triton Water Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 3.50%, 4.00%, 03/31/2028	1,250	1,248
Woof Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 12/21/2027	1,496	1,495
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.00%, 12/21/2028	1,635	1,652
		7,208

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Health Care Equipment & Services 1.6%
FC Compassus, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.00%, 12/31/2026	$1,990	$1,999
Milano Acquisition Corp., 1st Lien Term Loan, 3M LIBOR + 4.00%, 4.75%, 10/01/2027	4,239	4,249
		6,248
Household & Personal Products 1.4%
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 7.85%, 09/26/2025	1,969	1,969
Illuminate Merger Sub Corp., 2nd Lien Term Loan, 06/30/2029(e)(f)	2,000	1,998
Illuminate Merger Sub Corp., 1st Lien Term Loan, 06/30/2028(e)(f)	1,357	1,370
		5,337
Materials 2.0%
Aruba Investments, Inc., 2nd Lien Term Loan, 6M LIBOR + 7.75%, 8.50%, 11/24/2028	4,278	4,292
Enviva Holdings, LP, 1st Lien Term Loan, 6M LIBOR + 5.50%, 6.50%, 02/17/2026(e)	3,192	3,208
		7,500
Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Jazz Financing Lux S.a.r.l., 1st Lien Term Loan, (Luxembourg), 1M LIBOR + 3.50%, 4.00%, 05/05/2028	€2,500	2,507
Software & Services 8.0%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 09/19/2025	3,707	3,750
Asurion, LLC, 2nd Lien Term Loan, 1M LIBOR + 5.25%, 5.35%, 01/31/2028	3,295	3,319
Bock Capital Bidco B.V., 1st Lien Term Loan, 04/28/2028(f)	3,000	3,556
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 8.75%, 07/31/2028	1,252	1,292
eResearch Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 02/04/2027	3,487	3,501
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.25%, 7.00%, 07/07/2025	1,890	1,896
Idera, Inc., 2nd Lien Term Loan, 6M LIBOR + 6.75%, 7.50%, 03/02/2029	2,857	2,836

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
IG Investment Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 05/23/2025	$2,494	$2,496
Informatica, LLC, 2nd Lien Term Loan, 7.13%, 02/25/2025	1,456	1,485
Ivanti Software, Inc., 1st Lien Term Loan, 12/01/2025(e)(g)	250	(2)
Ivanti Software, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 12/01/2027	1,052	1,053
Ivanti Software, Inc., 2nd Lien Term Loan, 12/01/2028(f)	1,750	1,741
MA FinanceCo., LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 06/05/2025	1,629	1,648
Proofpoint, Inc., 2nd Lien Term Loan, 06/08/2029(f)	1,833	1,849
		30,420
Technology Hardware & Equipment 0.4%
Sorenson Communications, LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 03/17/2026	1,446	1,455
Transportation 3.6%
AAdvantage Loyalty IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.50%, 04/20/2028	3,846	4,007
Grab Holdings, Inc., 1st Lien Term Loan, (Singapore), 6M LIBOR + 4.50%, 5.50%, 01/29/2026	4,415	4,477
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 10/20/2027	2,000	2,111
United Airlines, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 04/21/2028	3,267	3,307
		13,902
Total Senior Loans (Cost: $125,937)		127,737

Corporate Bonds 64.8%

Automobiles & Components 2.0%
Adient U.S., LLC, 9.00%, 04/15/2025(d)	1,175	1,294
Ford Motor Co., 8.50%, 04/21/2023	3,920	4,375
Ford Motor Co., 9.00%, 04/22/2025	1,625	2,003
		7,672

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Banks 0.7%
Ladder Capital Finance Holding, 5.25%, 10/01/2025(d)	$2,540	$2,584
Capital Goods 7.8%
Clarios Global, LP, 8.50%, 05/15/2027(d)	2,125	2,317
Clarios Global, LP, (Canada), 6.75%, 05/15/2025(d)	1,508	1,606
Core & Main Holdings, LP, 8.63%, 09/15/2024(d)(h)	2,500	2,550
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(d)	655	679
Forterra Finance, LLC, 6.50%, 07/15/2025(d)	3,000	3,232
Madison IAQ, LLC, 5.88%, 06/30/2029(d)	821	835
Navistar International Corp., 9.50%, 05/01/2025(d)	1,750	1,876
PowerTeam Services, LLC, 9.03%, 12/04/2025(d)	6,119	6,731
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026(d)	2,000	2,089
SRS Distribution, Inc., 6.13%, 07/01/2029(d)	670	689
SSL Robotics, LLC, 9.75%, 12/31/2023(d)	1,551	1,716
TransDigm, Inc., 8.00%, 12/15/2025(d)	4,250	4,592
Tutor Perini Corp., 6.88%, 05/01/2025(d)	1,000	1,029
		29,941
Commercial & Professional Services 0.4%
Covanta Holding Corp., 6.00%, 01/01/2027	1,500	1,560
Consumer Services 4.4%
Caesars Entertainment, Inc., 6.25%, 07/01/2025(d)	2,500	2,651
Caesars Entertainment, Inc., 8.13%, 07/01/2027(d)	2,773	3,084
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026(d)	1,000	1,035
IRB Holding Corp., 7.00%, 06/15/2025(d)	3,742	4,040
MGM Resorts International, 6.75%, 05/01/2025	3,000	3,213

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
MGM Resorts International, 7.75%, 03/15/2022	$500	$523
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(d)	2,000	2,090
		16,636
Diversified Financials 6.3%
Algeco Global Finance PLC, (Great Britain), 6.25%, 02/15/2023(c)(d)	£2,000	2,384
Algeco Global Finance PLC, (Great Britain), 8.00%, 02/15/2023(d)	£2,000	2,055
Diebold Nixdorf Dutch Holding B.V., (Netherlands), 9.00%, 07/15/2025	€1,700	2,212
Enviva Partners, LP, 6.50%, 01/15/2026(d)	3,185	3,328
ITT Holdings, LLC, 6.50%, 08/01/2029(d)(i)	4,000	4,086
LBM Acquisition, LLC, 6.25%, 01/15/2029(d)(i)	1,500	1,512
Midcap Financial Issuer Trust, 5.63%, 01/15/2030(d)	1,500	1,506
Tallgrass Energy Partners, LP, 6.00%, 12/31/2030(d)	1,500	1,559
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025(d)	1,511	1,655
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028(d)	3,500	3,793
		24,090
Energy 9.5%
Blue Racer Midstream, LLC, 6.63%, 07/15/2026(d)	3,751	3,920
EQT Corp., 7.63%, 02/01/2025	1,035	1,207
EQT Corp., 8.50%, 02/01/2030	4,500	5,863
EQT Midstream Partners, LP, 6.00%, 07/01/2025(d)	1,250	1,359
EQT Midstream Partners, LP, 6.50%, 07/01/2027(d)	1,250	1,394
EQT Midstream Partners, LP, 6.50%, 07/15/2048	3,000	3,210
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	1,500	1,328
Laredo Petroleum, Inc., 9.50%, 01/15/2025	2,500	2,634

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Laredo Petroleum, Inc., 10.13%, 01/15/2028	$1,250	$1,373
NGL Energy Operating, LLC, 7.50%, 02/01/2026(d)	3,095	3,250
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,681
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	6,153
		36,372
Food & Staples Retailing 0.9%
Albertsons Cos., Inc., 7.50%, 03/15/2026(d)	1,500	1,646
Iceland Bondco PLC, (Great Britain), 4.38%, 05/15/2028	£1,500	1,949
		3,595
Food, Beverage & Tobacco 2.4%
Dole Food Co., Inc., 7.25%, 06/15/2025(d)	3,500	3,570
JBS USA LUX SA, 6.75%, 02/15/2028(d)	4,000	4,395
Triton Water Holdings, Inc., 6.25%, 04/01/2029(d)	1,250	1,253
		9,218
Health Care Equipment & Services 2.0%
HCA, Inc., 7.69%, 06/15/2025	3,500	4,253
Tenet Healthcare Corp., 7.50%, 04/01/2025(d)	3,000	3,236
		7,489
Household & Personal Products 1.1%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(d)	3,750	4,020
Materials 6.0%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	5,329
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026(d)	1,250	1,309
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027(d)	2,500	2,724
First Quantum Minerals, Ltd., (Canada), 7.25%, 04/01/2023(d)	1,375	1,402

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025(d)	$1,750	$1,940
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027(d)	2,172	2,367
Trident TPI Holdings, Inc., 9.25%, 08/01/2024(d)	5,750	6,009
Tronox, Inc., 6.50%, 05/01/2025(d)	1,747	1,849
		22,929
Media & Entertainment 4.3%
Altice Financing S.A., (Luxembourg), 7.50%, 05/15/2026(d)	€2,000	2,083
Belo Corp., 7.75%, 06/01/2027	500	585
Belo Corp., 7.25%, 09/15/2027	6,000	6,960
CSC Holdings, LLC, 7.50%, 04/01/2028(d)	4,250	4,664
Gray Television, Inc., 7.00%, 05/15/2027(d)	2,000	2,163
		16,455
Real Estate 0.6%
Realogy Group, LLC, 9.38%, 04/01/2027(d)	2,000	2,222
Retailing 1.9%
L Brands, Inc., 6.63%, 10/01/2030(d)	1,000	1,155
L Brands, Inc., 9.38%, 07/01/2025(d)	2,000	2,585
Picard Bondco SA, (Luxembourg), 5.38%, 07/01/2027(i)	€3,000	3,553
		7,293
Software & Services 2.1%
CommScope Technologies, LLC, 6.00%, 06/15/2025(d)	2,500	2,553
Leidos, Inc., 7.13%, 07/01/2032	2,500	3,391
Sabre GLBL, Inc., 7.38%, 09/01/2025(d)	1,860	2,023
		7,967

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Technology Hardware & Equipment 3.4%
Dell International, LLC, 6.02%, 06/15/2026	$2,350	$2,822
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,839
Diebold Nixdorf, Inc., 9.38%, 07/15/2025(d)	2,427	2,691
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	4,950	5,692
		13,044
Telecommunication Services 2.0%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027(d)	€1,000	1,111
Altice France S.A., (France), 7.38%, 05/01/2026(d)	1,642	1,708
Altice France S.A., (France), 8.13%, 02/01/2027(d)	769	838
Embarq Corp., 8.00%, 06/01/2036	2,000	2,267
Sprint Corp., 7.63%, 03/01/2026	1,425	1,738
		7,662
Transportation 2.8%
AAdvantage Loyalty IP, Ltd., 5.50%, 04/20/2026(d)	2,000	2,118
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027(d)	1,053	1,159
Uber Technologies, Inc., 7.50%, 05/15/2025(d)	3,000	3,238
Uber Technologies, Inc., 8.00%, 11/01/2026(d)	1,500	1,616
XPO Logistics, Inc., 6.75%, 08/15/2024(d)	2,500	2,597
		10,728
Utilities 4.2%
CQP Holdco, LP, 5.50%, 06/15/2031(d)	4,500	4,689
NRG Energy, Inc., 6.63%, 01/15/2027	335	347
NRG Energy, Inc., 7.25%, 05/15/2026	5,500	5,701

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
NSG Holdings, LLC, 7.75%, 12/15/2025(d)	$2,003	$2,133
Vistra Operations Co., LLC, 5.63%, 02/15/2027(d)	3,000	3,112
		15,982
Total Corporate Bonds (Cost: $232,360)		247,459

Collateralized Loan Obligations 46.8%(d)(e)

Collateralized Loan Obligations — Debt 31.3%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 5.99%, 04/30/2031	2,000	1,902
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 8.14%, 04/30/2031	500	447
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 5.68%, 04/25/2031	3,000	2,900
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 8.88%, 07/16/2031	850	764
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 8.19%, 11/27/2031	1,550	1,267
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 7.22%, 01/15/2029	2,000	2,000
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.50%, 1.00%, 07/25/2034(i)	3,000	2,970
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 8.44%, 04/18/2033	3,000	3,045
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 5.93%, 07/15/2031	750	718
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 6.19%, 04/20/2031	3,000	2,745
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 6.69%, 10/17/2029	1,615	1,605
Cedar Funding CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 7.48%, 04/20/2034	1,750	1,737

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.54%, 10/17/2030	$2,000	$1,968
CIFC Funding, Ltd. 2015-2A, (Cayman Islands), 3M LIBOR + 6.81%, 6.99%, 04/15/2030	1,500	1,500
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.52%, 10/23/2031	2,000	1,805
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.54%, 04/20/2030	3,875	3,559
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 6.08%, 04/15/2031	5,000	4,480
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 5.72%, 04/15/2029	2,000	1,965
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 5.91%, 08/15/2031	3,000	2,933
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 6.03%, 10/15/2030	3,000	2,931
Dryden 68 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.75%, 6.93%, 07/15/2032	1,250	1,250
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 7.90%, 10/20/2033	3,000	3,049
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 6.99%, 04/20/2034	1,500	1,502
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 6.12%, 01/20/2034	1,000	1,001
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 8.12%, 01/20/2034	1,000	994
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 8.44%, 10/20/2029	2,250	1,997
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 7.54%, 01/28/2030	2,000	1,785
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 5.93%, 07/22/2031	1,200	1,101

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 6.18%, 10/15/2031	$3,750	$3,493
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 7.24%, 10/20/2029	3,000	2,847
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 7.95%, 10/22/2030	2,500	2,186
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.68%, 07/29/2030	1,500	1,500
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 6.39%, 01/22/2031	3,000	2,994
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 6.29%, 04/20/2032	1,500	1,501
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 6.59%, 04/17/2034	2,000	2,002
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 5.91%, 06/15/2031	2,000	1,775
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.44%, 04/20/2034	1,500	1,502
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 6.95%, 04/15/2031	2,000	1,928
Oaktree CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.23%, 7.42%, 10/20/2032	1,500	1,488
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.38%, 07/02/2035(i)	1,000	1,000
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.41%, 02/20/2034	3,000	3,003
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 8.09%, 01/20/2032	2,750	2,522
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 5.62%, 07/23/2030	1,500	1,444
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 7.19%, 10/30/2030	2,750	2,633
Signal Peak CLO I, Ltd., (Cayman Islands), 3M LIBOR + 6.89%, 7.08%, 04/30/2032	1,000	1,000

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 9.00%, 05/21/2029	$3,000	$2,552
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.51%, 04/20/2034	2,000	1,995
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 6.33%, 01/29/2032	3,000	2,982
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 6.63%, 07/15/2030	2,100	2,053
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 6.43%, 01/15/2034	2,250	2,221
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 6.32%, 04/15/2034	1,250	1,243
Trestles CLO 2017-1, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.45%, 04/25/2032	1,000	996
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 6.91%, 10/20/2028	700	655
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.54%, 07/20/2030	2,025	1,854
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 7.11%, 04/20/2032	2,000	1,983
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 6.38%, 10/20/2031	3,000	2,816
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 6.09%, 10/18/2031	2,750	2,587
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 6.39%, 10/20/2031	3,000	2,817
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 6.94%, 10/20/2029	2,000	1,966
		119,458
Collateralized Loan Obligations — Equity 15.5%
AIMCO CLO XI, Ltd., (Cayman Islands), 18.10%, 10/15/2031	1,881	1,748
Allegro CLO V, Ltd. 2017-1A, (Cayman Islands), 2.51%, 10/16/2030	2,000	1,060

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Allegro CLO VII, Ltd. 2018-2A, (Cayman Islands), 14.57%, 07/15/2031	$3,500	$2,157
AMMC CLO XXI, Ltd., (Cayman Islands), 8.70%, 11/02/2030	500	300
Atlas Senior Loan Fund I, Ltd., (Cayman Islands), 11/17/2027	1,800	255
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 16.78%, 07/21/2031	1,250	1,184
Bardot CLO, Ltd., (Cayman Islands), 12.40%, 10/22/2032	500	443
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 6.13%, 04/15/2032	1,000	703
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 15.50%, 01/15/2031	1,259	489
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 7.65%, 07/20/2029	1,750	805
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 11.61%, 10/15/2030	3,223	1,953
Cedar Funding CLO IV, Ltd., (Cayman Islands), 15.10%, 07/23/2030	3,160	1,724
Cedar Funding CLO V, Ltd., (Cayman Islands), 10.38%, 07/17/2031	2,546	2,321
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3.54%, 10/17/2030	2,000	1,055
CIFC Funding, Ltd., (Cayman Islands), 10.05%, 07/15/2034(i)	2,250	1,969
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 17.60%, 01/15/2032	375	277
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 17.72%, 10/20/2031	1,750	1,761
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 4.50%, 06/25/2029	1,750	802
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 13.30%, 07/22/2031	3,500	2,552
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 10.05%, 04/17/2034	2,000	1,762
LCM XIII, LP, (Cayman Islands), 2.10%, 07/19/2027	2,175	580
LCM XV, LP, (Cayman Islands), 7.71%, 07/20/2030	5,875	1,566
LCM XXIII, Ltd., (Cayman Islands), 3.54%, 10/20/2029	3,100	1,057
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	970

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding XXII, Ltd., (Cayman Islands), 8.18%, 01/15/2033	$4,000	$3,202
Madison Park Funding XXXI, Ltd., (Cayman Islands), 13.97%, 01/23/2048	2,000	1,646
Madison Park Funding XXXII, Ltd., (Cayman Islands), 19.98%, 01/22/2048	2,000	1,797
Magnetite XXVIII, Ltd., (Cayman Islands), 13.37%, 10/25/2031	2,500	2,375
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	1,202
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 8.18%, 10/20/2030	4,250	2,395
OHA Credit Partners VII, Ltd., (Cayman Islands), 14.96%, 02/20/2034	2,672	1,691
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 15.61%, 01/20/2033	3,250	2,490
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 3.21%, 01/20/2031	1,750	985
Signal Peak CLO V, Ltd., (Cayman Islands), 13.51%, 04/25/2031	2,568	1,737
Signal Peak CLO VIII, Ltd., (Cayman Islands), 15.45%, 04/20/2033	4,000	3,629
Venture XXX CLO, Ltd., (Cayman Islands), 13.14%, 01/15/2031	2,100	1,344
Vibrant CLO VI, Ltd., (Cayman Islands), 0.77%, 06/20/2029	1,500	645

Collateralized Loan Obligations(d)(e) (continued)

	Principal Amount(a)	Value(a)
Voya CLO, Ltd. 2017-2, (Cayman Islands), 6.39%, 06/07/2030	$1,000	$572
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 12.27%, 01/20/2032	3,000	2,050
Wellman Park CLO, Ltd., (Cayman Islands), 10.05%, 07/15/2034	5,000	2,184
Wellman Park CLO, Ltd., (Cayman Islands), 10.05%, 07/15/2034	2,500	—
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	1
		59,438
Total Collateralized Loan Obligations (Cost: $186,981)		178,896

Warrants 0.0%(d)(e)(j)

	Shares
Media & Entertainment 0.0%
Affinion Holdings, Common Stock Warrants	7,874	—
Total Warrants (Cost: $3,922)		$—
Total Investments — 145.1% (Cost: $549,200)		$554,092
Liabilities in Excess of Other Assets — (45.1%)		(172,298)
Net Assets — 100.0%		$381,794

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

June 30, 2021 (Unaudited)

(in thousands, except shares, percentages and as otherwise noted)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises and all principal amounts are shown in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate such as the Euro Interbank Offered Rate ("EURIBOR") at the borrower's option. Stated interest rates in this schedule represents the "all-in" rate as of June 30, 2021.

(c)  Variable rate coupon rate shown as of June 30, 2021.

(d)  All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of June 30, 2021 represented 122.4% of the Fund's net assets or 80.4% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 of the Notes to Financial Statements).

(f)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(g)  As of June 30, 2021, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$—	$250
LBM Acquisition, LLC	305	204	101
Total	$555	$204	$351

(h)  Includes a Payment-In-Kind ("PIK") provision.

(i)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(j)  Non-income producing security as of June 30, 2021.

  As of June 30, 2021, the aggregate cost of securities for Federal income tax purposes was $549,385. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$21,414
Gross unrealized depreciation	(16,707)
Net unrealized appreciation	$4,707

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)
(in thousands, except per share data)

Assets:
Investments, at value (cost $549,200)	$554,092
Cash	583
Cash denominated in foreign currency, at value (cost $2,173)	2,191
Receivable for securities sold	17,604
Interest and principal receivable	6,848
Other assets	143
Total assets	581,461
Liabilities:
Line of credit outstanding	153,386
Payable for securities purchased	44,475
Payable for investment advisory fees	894
Payable for interest expense	119
Interest and commitment fee payable	23
Accrued expenses and other payables	770
Total liabilities	199,667
Net assets	$381,794
Net assets consist of:
Paid-in capital	$441,378
Distributable earnings accumulated loss	(59,584)
Net assets	$381,794
Common shares:
Net assets	$381,794
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,914,939
Net asset value per share	$16.66

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the six months ended June 30, 2021 (Unaudited)
(in thousands)

Investment income:
Interest	$18,118
Total investment income	18,118
Expenses:
Investment advisory fees (Note 3)	2,633
Interest and credit facility fees (Note 6)	976
Administrative services of the adviser (Note 3)	351
Administration, custodian and transfer agent fees (Note 3)	316
Investor support fees (Note 3)	161
Other expenses	427
Total expenses	4,864
Tax expense (Note 8)	113
Net expenses	4,977
Net investment income	13,141
Net realized and unrealized gains/(losses) on investments and foreign currency
Net realized gains on investments	4,775
Net realized losses on foreign currency	(984)
Net unrealized gains on investments	6,967
Net unrealized gains on foreign currency	1,324
Net realized and unrealized gains on investments and foreign currency	12,082
Total increase in net assets resulting from operations	$25,223

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (decrease) in net assets from operations:
Net investment income	$13,141	$27,276
Net realized gains/losses on investments and foreign currency	3,791	(30,819)
Net unrealized gains on investments and foreign currency	8,291	10,921
Net increase from operations	25,223	7,378
Distributions to shareholders from (Note 2):
Distributable earnings	(13,405)	(27,498)
Increase (decrease) in net assets from operations and distributions	11,818	(20,120)
Share transactions:
Cost of shares repurchased (Note 5)	—	—
Net increase from share transactions	—	—
Total increase (decrease) in net assets	11,818	(20,120)
Net Assets, beginning of period	369,976	390,096
Net Assets, end of period	$381,794	$369,976

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the six months ended June 30, 2021 (Unaudited)
(in thousands)

Operating activities:
Net increase in net assets resulting from operations	$25,223
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(264,662)
Proceeds from the sale of investments	250,924
Amortization and accretion of discounts and premiums, net	712
Net realized (gains)/losses on investments	(4,775)
Net unrealized (gains)/losses on investments	(6,967)
Effect of exchange rate changes on line of credit	(364)
Amortization of debt issuance cost	(89)
Changes in operating assets and liabilities:
Receivable for securities sold	(6,781)
Interest and principal receivable	(13)
Prepaid expenses	102
Payable for securities purchased	22,048
Payable for investment advisory fees	453
Interest and commitment fee payable	(19)
Accrued expenses and other fees	246
Net cash flow provided by operating activities	16,038
Financing activities:
Borrowings on line of credit	65,536
Paydowns on line of credit	(74,380)
Deferred debt issuance costs	178
Distributions paid to common shareholders	(13,405)
Net cash used in financing activities	(22,071)
Net increase in Cash	(6,033)
Cash:
Beginning of period	8,807
End of period	$2,774
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$724

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Per share data:
Net asset value, beginning of period	$16.15		$17.02	$16.42		$17.50	$18.00	$17.04	$16.95
Income from investment operations:
Net investment income	0.58		1.19	0.17		1.39	1.35	1.33	1.23
Net realized and change in unrealized gain (loss)	0.52		(0.86)	0.65		(1.18)	(0.56)	0.87	0.16
Total increase (decrease) from investment operations	1.10		0.33	0.82		0.21	0.79	2.20	1.39
Less distributions declared to shareholders:
From net investment income	(0.59)		(1.20)	(0.22)		(1.29)	(1.29)	(1.24)	(1.23)
From return of capital	—		—	—		—	—	—	(0.07)
Total distributions declared to shareholders	(0.59)		(1.20)	(0.22)		(1.29)	(1.29)	(1.24)	(1.30)
Net asset value common shares, end of period	$16.66		$16.15	$17.02		$16.42	$17.50	$18.00	$17.04
Market value common shares, end of period	$16.17		$14.29	$15.35		$14.48	$14.97	$16.45	$14.70
Net asset value total return(a)	6.87	%(b)	3.00%	4.99	%(b)	1.23%	4.47%	13.33%	8.98%
Market value total return(c)	17.57	%(b)	2.33%	7.53	%(b)	5.49%	(1.43)%	20.91%	12.47%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$381,794		$369,976	$390,096		$376,282	$401,956	$413,386	$391,787
Expenses, inclusive of interest expense and amortization of debt issuance	2.66	%(d)	2.83%	3.36	%(d)	3.37%	3.20%	2.90%	2.96%
Expenses, exclusive of interest expense and amortization of debt issuance	2.14	%(d)	2.17%	2.20	%(d)	2.03%	2.02%	2.08%	2.34%
Net investment income	7.03	%(d)	8.04%	6.15	%(d)	8.16%	7.54%	7.52%	7.68%
Portfolio turnover rate	46.26	%(b)	127.09%	11.70	%(b)	78.40%	82.47%	84.35%	92.30%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Annualized.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund commenced operations on November 27, 2012.

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment and advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act") on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation ("Ares Management"), provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Board of trustees (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 4 for more information on the Fund's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Debt issuance costs are amortized over the life of the related revolving credit facility using the straight line method.

Income Taxes

The Fund has elected to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

estimated excess taxable income as such taxable income is earned.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its Board and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board of directors may elect to change the Fund's distribution policy at any time.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, "Reference Rate Reform (Topic 848)," which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate ("LIBOR") or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 and 2021-01 on its financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement,

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the six months ended June 30, 2021 were $2,633.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $351 for the six months ended June 30, 2021.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund for the six months ended June 30, 2021 were $316.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. Effective January 1, 2021, the Fund pays Destra a variable service fee based on the Fund's closing stock price to net asset value at the end of each day. The total expenses incurred by the Fund for the six months ended June 30, 2021 were $161.

(4) Fair Value of Financial Instruments

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield,

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of June 30, 2021 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	108,508	19,229	127,737
Corporate Bonds	—	247,459	—	247,459
Collateralized Loan Obligations	—	—	178,896	178,896
Warrants	—	—	—	—
Total Investments	—	355,967	198,125	554,092

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2021:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Warrants ($)	Total ($)
Balance as of December 31, 2020	15,675	169,358	—	185,033
Purchases	14,868	37,201	—	52,069
Sales and principal redemptions	(9,720)	(35,486)	—	(45,206)
Net realized and unrealized gains	95	7,745	—	7,840
Accrued discounts/(premiums)	33	78	—	111
Transfers in to Level 3	248	—	—	248
Transfers out of Level 3	(1,970)	—	—	(1,970)
Balance as of June 30, 2021	19,229	178,896	—	198,125
Net change in unrealized appreciation/(depreciation) from investments held at June 30, 2021	72	7,949	—	8,021

Investments were transferred into and out of Level 3 during the period ended June 30, 2021. Transfers between Levels 2 and 3 were as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of June 30, 2021.

Type	Fair Value ($)	Valuation Technique	Unobservable Input	Range		Weighted Average
Senior Loans	15,861	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Senior Loans	3,368	Other	Recent Transaction Price	$99.88-$101.00		$100.33
Collateralized Loan Obligations	171,773	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Collateralized Loan Obligations	7,123	Other	Recent Transaction Price	$0.01-$99.00		$92.24
Warrants	—	Enterprise Value Analysis — Adjusted NAV	EBITDA	10	x	10	x
Total Level 3 Investments	198,125

(a) Weighted averages are calculated based on fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

The fair value of the Fund's borrowings under the senior secured revolving credit facility approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities at cost for the remaining maturity for which the

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Fund has determined would be categorized as Level 2 in the fair value hierarchy.

(5) Common Stock

Common share transactions were as follows:

	For the Six Months Ended June 30, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,914,939	429,113
Common shares issued	—	—
Common shares redeemed	—	—
Common shares outstanding — end of period	22,914,939	429,113

The Board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the six months ended June 30, 2021.

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

The Fund is a party to a senior secured revolving credit facility (as amended, the "Credit Facility"), that allows the Fund to borrow up to $212 million at any one time outstanding. The Credit Facility stated maturity date is June 8, 2022. Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Fund of not less than 3:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of June 30, 2021, the Fund was in compliance in all material respects with the terms of the Credit Facility. See Note 10 for a subsequent event relating to the Credit Facility.

As of June 30, 2021, there was $153,386 outstanding under the Credit Facility. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The Fund is required to pay a commitment fee of 0.15% per annum on any unused portion of the Credit Facility.

For the six months ended June 30, 2021 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

For the Six Months Ended June 30, 2021 ($)
Stated interest expense	843
Unused commitment fees	44
Total interest and credit facility fees expense	887
Annualized average stated interest rate	1.10%
Average outstanding balance	154,052
Amortization of debt issuance costs	89

(7) Investment Transactions

For the six months ended June 30, 2021, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$266,112	$(247,518)

(8) Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the Code, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the six months ended June 30, 2021, the Fund incurred U.S. federal excise tax of $113.

As of December 31, 2020, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

examination by the Internal Revenue Service for a period of three years from the date of filing.

(9) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest or get exposure to through its investments in CDOs, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund currently utilizes leverage, which magnifies the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates the LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, confirmed that it would cease the publication of USD LIBOR on December 31, 2021 for only the one week and two month USD LIBOR tenors, and on June 30, 2023 for all other USD LIBOR tenors. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. It appears highly likely that LIBOR will be discontinued or modified in the near future. The U.S. Federal Reserve, in

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including the Fund's portfolio of LIBOR indexed, floating rate debt securities, or the cost of the Fund's borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR indexed, floating rate debt securities in the Fund's portfolio, or the cost of the Fund's borrowings. Additionally, if LIBOR ceases to exist, the Fund may need to renegotiate the credit agreements extending beyond 2021 with the Fund's lenders and the Fund's portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares Management or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries)

could also have material adverse effects on the Fund. The UK ceased to be a member state of the EU on January 31, 2020 commonly referred to as "Brexit," and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement that will apply provisionally after the end of the transition period until it is ratified by the parties to the agreement. On December 31, 2020, the UK passed legislation giving effect to the trade and cooperation agreement, with the EU expected to formally adopt the agreement in early 2021. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption Risk

The outbreak of a highly contagious form of a novel coronavirus ("COVID-19") pandemic in early 2020, for which the World Health Organization declared a global pandemic and the United States has declared a national emergency, led to significant and continued volatility in the public and private markets during 2020. Many states, including those in which the Fund's portfolio companies operate, have issued orders requiring the closure of, or certain restrictions on the operation of, non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain good and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. Beginning in December 2020, the U.S. Food

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

and Drug Administration authorized the distribution and administration of certain COVID-19 vaccinations. However, it remains unclear how quickly the vaccines will be distributed or when "herd immunity" will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. Delay in distributing the vaccines or an actual or perceived failure to achieve "herd immunity" could lead people to continue to refrain from participating in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and the Fund, as well as its portfolio companies, could be materially adversely affected by a prolonged recession in the U.S. and other major markets.

The COVID-19 pandemic has adversely impacted the fair value of certain of the Fund's investments, including those reported as of June 30, 2021, and the values reported may differ materially from the values that the Fund may ultimately realize with respect to its investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the fair value of the Fund's investments as the Fund's valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which the Fund is reporting. The valuation of the Fund's investments may not show the complete or the continuing impact of the COVID-19 pandemic and the resulting restrictive measures taken in response thereto. As a result, the Fund may continue to see a negative impact to the fair value of its investments.

(10) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the six months ended June 30, 2021, except as discussed below:

In July 2021, the Fund authorized 800 shares of Series A Mandatory Redeemable Preferred Stock (the "Series A MRP Shares"), 1,200 shares of Series B Mandatory Redeemable Preferred Stock (the "Series B MRP Shares") and 2,000 shares of Series C Mandatory Redeemable Preferred Stock (the "Series C MRP Shares" and together with the Series A MRP Shares and Series B MRP Shares, the "MRP Shares"). Each of the MRP Shares have a liquidation preference of $25.00 per share.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.58% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP shares have a dividend rate of 3.03% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRP shares is 2.81% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares.

In July 2021, the Fund issued 800 shares of the Series A MRP Shares for gross proceeds of $20,000. The redemption date for the Series A MRP Shares is July 15, 2026. In September 2021, the fund expects to issue 1,200 shares of the Series B MRP Shares and 2,000 shares of the Series C MRP Shares for gross proceeds of $30,000 and $50,000, respectively. The redemption dates for the Series B MRP Shares and Series C MRP shares are expected to be September 15, 2026 and September 15, 2028, respectively. Following the expected issuance of the Series B MRP Shares and Series C MRP Shares, the aggregate dollar amount of the MRP Shares will be $100,000.

In July 2021, the Fund entered into an amendment to the Credit Facility which among other things, permitted the Fund to issue the MRP Shares and extended the maturity date from June 8, 2022 to July 7, 2023.

The following common share distributions were declared on July 9, 2021:

Ex-Date: July 16, 2021
Record Date: July 19, 2021
Payable Date: July 30, 2021
Per Share Amount: $0.0975

The following common share distributions were declared on August 10, 2021:

Ex-Date: August 19, 2021
Record Date: August 20, 2021
Payable Date: August 31, 2021
Per Share Amount: $0.0975

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

June 30, 2021 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month year ended December 31, 2020 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2021 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2021 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2021 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•   Information about shareholders' transactions and history with us; or

•   Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•   to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•   to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•   to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•   as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2021 (Unaudited)

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs 1956	Director and Chairman of the Board	Since 2011***	Partner, Ares Management	1	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012**	Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.	1	None

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2021 (Unaudited)

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Independent Directors
James K. Hunt 1951	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	1	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund (2016-2020)
Paula B. Pretlow 1955	Director	Since 2021	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; The Harry & Jeanette Weinberg Foundation; Northwestern University; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	CION Ares Diversified Credit Fund
Bruce H. Spector 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	1	The Private Bank of California (2007-2013); CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2021 (Unaudited)

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll 1965	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation and Treasurer of CION Ares Diversified Credit Fund. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Ms. Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. Ms. Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation. She joined Ares in September 2017.

Scott Lem 1977	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation. He also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	Since 2019 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on credit matters. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, Ivy Hill Asset Management's General Partner. Mr. Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager of ARDC	Since 2013

Mr. Ashton is a Partner in the Ares Credit Group, Portfolio Manager of Alternative Credit. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Daniel Hayward 1985	Vice President	Since 2016

Mr. Hayward is a Partner and Co-Portfolio Manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Charles Arduini 1969	Vice President and portfolio manager of ARDC	Since 2018	Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on structured credit investments. Mr. Arduini joined Ares in 2011.

Semi-Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

June 30, 2021 (Unaudited)

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Samantha Milner 1978	Vice President and portfolio manager of ARDC	Since 2018

Ms. Milner is a Partner, Portfolio Manager and Head of Research of U.S. Liquid Credit in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Ms. Milner joined Ares in 2004.

Jason Duko 1977	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC, where he focused on its leveraged loan business, portfolio management, trading decisions and marketing.

Kapil Singh 1971	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at Double Line Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was a Co-Portfolio Manager and Senior Credit Analyst at Four Comers Capital, a subsidiary of Macquarie Funds Group. He also held positions as Bradford & Marzec, PPM America and Heller Financial.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management where he focuses on credit matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Ms. Sagati Aghili is General Counsel and Secretary of Ares Management Corporation. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Business Advisory Group, Enterprise Risk Committee and Communications Committee. She also serves as Vice President and Assistant Secretary for the CION Ares Diversified Credit Fund. Prior to being named the firm's General Counsel in 2020, Ms. Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Ms. Sagati Aghili joined Ares in 2009.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Semi-Annual Report 2021

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable for this filing.

Item 3. Audit Committee Financial Expert.

Not applicable for this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for this filing.

(a)(2) Not applicable for this filing.

(a)(3) Not applicable for this filing.

(a)(4) Not applicable for this filing.

(b) There have been no changes to the portfolio managers identified in the most recently filed annual report on Form N-CSR (File No. 811-22535) of Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2021, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/21 through 01/31/21	None	--	None	1,781,899
Month #2 02/01/21 through 02/28/21	None	--	None	1,781,899
Month #3 03/01/21 through 03/31/21	None	--	None	1,781,899
Month #4 04/01/21 through 04/30/21	None	--	None	1,781,899
Month #5 05/01/21 through 05/31/21	None	--	None	1,781,899
Month #6 06/01/21 through 06/30/21	None	--	None	1,781,899
Total	None	--	None	1,781,899

(a), (b)	On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

(c)	The above-referenced share repurchase program has no expiration date.

(d), (e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	September 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	September 8, 2021

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	September 8, 2021